SCHEDULE 14C INFORMATION

Information Statement pursuant to Section

14(c) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary information statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☒	Definitive information statement.

GuideStone Funds

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

GUIDESTONE FUNDS

Small Cap Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

December 19, 2025

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Small Cap Equity Fund (the “SCEF”), a series of GuideStone Funds (the “Trust“).

The Board of Directors of the Trust (the “Board”) approved a new sub-advisory agreement among the Trust, GuideStone Capital Management, LLC (“GSCM”) and Nomura Investments Fund Advisers (“NIFA”), a wholly owned investment adviser affiliate of Nomura Holding America Inc. (“NHA”), on behalf of the SCEF (the “NIFA Agreement”). On December 1, 2025, NHA purchased the U.S. and European public investments business of Macquarie Group Limited (“Macquarie”), which included the Macquarie Investment Management Business Trust, a wholly owned subsidiary of Macquarie, of which Delaware Investments Fund Advisers (“DIFA”), which served as a sub-adviser to the SCEF, was a series (the “Transaction”). In connection with the Transaction, DIFA was renamed NIFA. Pursuant to Section 15(a)(4) of the Investment Company Act of 1940, as amended, and Section 205(a)(2) of the Investment Advisers Act of 1940, as amended, the Transaction constituted a change in control of DIFA, which resulted in the assignment and termination of the sub-advisory agreement among the Trust, GSCM and DIFA. Accordingly, the Board considered and approved the NIFA Agreement prior to the Transaction, which is substantially similar to the previous sub-advisory agreement with DIFA.

Pursuant to an exemptive order received by the Trust, which is discussed within this Information Statement, the approval of the NIFA Agreement did not require a shareholder vote.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

Isl Brandon Pizzurro
Brandon Pizzurro
Director and President

GUIDESTONE FUNDS

Small Cap Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

December 19, 2025

This notice provides only an overview of the more complete Information Statement that is available to you on the Internet related to the Small Cap Equity Fund (the “SCEF”), a series of GuideStone Funds (the “Trust“). We encourage you to access and review all of the important information contained in this Information Statement, available online at GuideStoneFunds.com/Fund-Literature.

The Information Statement describes the approval of a new sub-advisory agreement with respect to the SCEF. On September 19, 2025, the Board of Directors of the Trust (the “Board”) approved a new sub-advisory agreement among the Trust, GuideStone Capital Management, LLC (“GSCM”) and Nomura Investments Fund Advisers (“NIFA”), a wholly owned investment adviser affiliate of Nomura Holding America Inc. (“NHA”), on behalf of the SCEF (the “NIFA Agreement”). On December 1, 2025, NHA purchased the U.S. and European public investments business of Macquarie Group Limited (“Macquarie”), which included the Macquarie Investment Management Business Trust, a wholly owned subsidiary of Macquarie, of which Delaware Investments Fund Advisers (“DIFA”), which served as a sub-adviser to the SCEF, was a series (the “Transaction”). In connection with the Transaction, DIFA was renamed NIFA. Pursuant to Section 15(a)(4) of the Investment Company Act of 1940, as amended, and Section 205(a)(2) of the Investment Advisers Act of 1940, as amended, the Transaction constituted a change in control of DIFA, which resulted in the assignment and termination of the sub-advisory agreement among the Trust, GSCM and DIFA. Accordingly, the Board considered and approved the NIFA Agreement prior to the Transaction, which is substantially similar to the previous sub-advisory agreement with DIFA. Additional information about the NIFA Agreement and the Board’s approval of the NIFA Agreement is contained within the Information Statement.

Please note that under an exemptive order granted by the U.S. Securities and Exchange Commission, GSCM is permitted, subject to approval of the Board, to select sub-advisers for the SCEF and to amend sub-advisory agreements without obtaining shareholder approval, provided the changes do not result in an increase in the overall management and advisory fees payable by the SCEF beyond what was previously approved by its shareholders, and subject to certain conditions.

This Notice of Internet Availability of the Information Statement is being mailed on or about December 19, 2025, to the shareholders of record of the SCEF as of November 28, 2025. The full Information Statement will be available to view and print on the Trust’s website at GuideStone.com/Fund-Literature until at least 90 days from the date of this Notice and the Information Statement. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-888-GS-FUNDS (1-888-473-8637). If you would like to receive a paper or email copy of the full Information Statement, you must request one.

i

If you are a member of a household in which multiple shareholders of the SCEF share the same address, and the SCEF or your broker or bank (for “street name” accounts) have received consent to household material, then the SCEF or your broker or bank may have sent to your household only one copy of this Notice of Internet Availability of Information Statement, unless the SCEF or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Notice of Internet Availability of Information Statement, the SCEF will deliver promptly a separate copy of this Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of this Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future notices of internet availability of information statements, information statements, proxy statements, prospectuses or annual and semi-annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

We are not asking you for a proxy, and you are requested not to send us a proxy.

ii

GUIDESTONE FUNDS

Small Cap Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Fund-Literature.

December 19, 2025

This document is an Information Statement for shareholders of the Small Cap Equity Fund (the “SCEF”), a series of GuideStone Funds (the “Trust“).

GuideStone Capital Management, LLC (the “Adviser’’) serves as the investment adviser to the Trust and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. BNY Mellon Investment Servicing (US) Inc. serves as the Trust’s transfer agent and is located at 103 Bellevue Parkway, Wilmington, Delaware 19809. The Northern Trust Company serves as the Trust’s fund administration and accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about December 19, 2025, to the shareholders of record of the SCEF as of November 28, 2025 (the “Record Date”).

As described in the SCEF’s prospectus, the assets of the SCEF are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) to permit the Adviser, subject to the approval of the Board of Directors of the Trust (the “Board” or the “Directors”), to select sub-advisers for the SCEF and to amend sub-advisory agreements without obtaining shareholder approval, provided the change does not increase the overall management and advisory fees payable by the SCEF above the fees previously approved by shareholders, and subject to certain conditions. These conditions require, among other things, that the SCEF’s shareholders be notified of the appointment of a new sub-adviser within ninety (90) days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of a sub-advisory agreement with Nomura Investments Fund Advisers (“NIFA”) on behalf of the SCEF.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The SCEF will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com/Fund-Literature.

As of the Record Date, there were issued and outstanding 15,759,886.833 shares of the Investor Class and 29,479,845.207 shares of the Institutional Class of the SCEF. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the SCEF as of the Record Date. To the knowledge of the Adviser, executive officers and Directors of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the SCEF as of the Record Date.

I.	SCEF: Appointment of NIFA as a Sub-Adviser

A.	Overview

On December 1, 2025, Nomura Holding America Inc. (“NHA”) purchased the U.S. and European public investments business of Macquarie Group Limited (“Macquarie”), which included the Macquarie Investment Management Business Trust, a wholly owned subsidiary of Macquarie, of which Delaware Investments Fund Advisers (“DIFA”), which served as a sub-adviser to the SCEF, was a series (the “Transaction”). In connection with the Transaction, DIFA was renamed NIFA. Pursuant to Section 15(a)(4) of the Investment Company Act of 1940, as amended (“1940 Act”), and Section 205(a)(2) of the Investment Advisers Act of 1940, as amended, the Transaction constituted a change in control of DIFA, which resulted in the assignment and termination of the sub-advisory agreement among the Trust, the Adviser and DIFA, on behalf of the SCEF (the “DIFA Agreement”). Accordingly, the Board considered and approved a new sub-advisory agreement among the Trust, the Adviser and NIFA, on behalf of the SCEF (the “NIFA Agreement”) prior to the Transaction, which is substantially similar to the DIFA Agreement.

B.	Approval of the NIFA Agreement

At a regular meeting held on September 18-19, 2025 (the “Meeting”), the Board, including the Directors who are not “interested persons” of the Trust (“Independent Directors”), as the term “interested person” is defined under Section 2(a)(19) of the 1940 Act, advised by independent legal counsel, considered and unanimously approved the Adviser’s recommendation to approve the NIFA Agreement.

The Adviser’s recommendation to approve the NIFA Agreement was based on its consideration that there would not be any change to the nature, extent or quality of the investment advisory services provided to the SCEF, or to the fees charged therefor.

C.	Board Considerations

In making its determination to approve the Adviser’s recommendation to approve the NIFA Agreement, the Board, including the Independent Directors, advised by independent counsel, took into account a number of considerations. The Board noted that the Transaction was anticipated to close on or after October 31, 2025, and that upon closing, the DIFA Agreement would be terminated as the Transaction would be considered an “assignment” (as defined under the 1940 Act and the rules thereunder). The Directors took into account the materials provided prior to and during the Meeting, the presentations made by the Adviser and the extensive discussions held. The Board also took into account the Investment Management Committee of the Board’s review of information related to the NIFA Agreement. The Board considered the terms of the NIFA Agreement, the investment management team at NIFA, the reasonableness of the sub-advisory fees to be paid by the SCEF to NIFA and whether the appointment of NIFA would be in the best interests of the SCEF and its shareholders.

The Board reviewed the factors that it should consider in evaluating whether to approve the NIFA Agreement and the materials provided to support each factor. The Board considered that the NIFA Agreement was substantially similar to the DIFA Agreement. The Board noted that DIFA confirmed it would retain its autonomy in its relationship with NHA, ensuring that the firm’s investment philosophies, processes and brands would remain unchanged. The Board took into account that NIFA stated there would not be any change to the nature, extent or quality of the investment sub-advisory services that it provides to the SCEF. Further, the Board took note of the Adviser’s representation that the portfolio management team and the investment processes for the SCEF would remain the same after the Transaction.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the segment of the SCEF managed by DIFA. The Board considered historical and recent investment performance, NIFA’s role within the SCEF and the outlook for future performance. The Board concluded that the performance of DIFA’s segment was satisfactory in light of all relevant considerations and the SCEF was likely to benefit from NIFA continuing to serve as a sub-adviser to the SCEF. The Board also took into account the profitability of DIFA for providing services to the SCEF in light of the information presented at the Meeting. In light of these considerations, the Board concluded that the profits realized by DIFA appeared reasonable. The Board took into account the Adviser’s representation that it believes that NIFA is financially sound, and that it would continue to monitor the financial condition of NIFA.

The Board considered the fees to be paid to NIFA under the NIFA Agreement, as well as the overall fee structure under the NIFA Agreement, in light of the nature, extent and quality of the services to be provided to the SCEF and noted that there would not be any change to the current fee schedule with DIFA. The Board also considered information about the fees charged by NIFA to other clients.

The Board noted that the Adviser’s profitability would not be impacted, as the advisory fee rate paid to the Adviser by the SCEF is not changing and there is no current expense cap for the SCEF.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by NIFA, and its affiliates, as a result of its arrangements with the SCEF. The Board concluded that any potential benefits to be derived by NIFA included potential access to additional research resources, increased assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Board considered the representations made that NIFA would be comfortable managing its strategy in accordance with the Trust’s faith-based investment policy.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that NIFA would provide investment management services that are appropriate in scope and that the fees to be paid by the SCEF under the NIFA Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors deliberated upon, among others.

No officers or Directors of the Trust are officers, employees, directors, general partners or shareholders of NIFA. In addition, since January 1, 2025, the beginning of the Trust’s fiscal year, no Director of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which NIFA, any parent or subsidiary of NIFA or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding NIFA. NIFA is a series of Nomura Investment Management Business Trust (“NIMBT”), a Delaware statutory trust, which is registered with the SEC as an investment adviser. NIMBT is a subsidiary of NHA, which is a wholly owned subsidiary of Nomura Holdings, Inc., a publicly traded Japanese company. Nomura Asset Management (“NAM”) is part of the Investment Management Division of the Nomura Group (“Nomura”) , providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. NAM primarily operates through several distinct investment managers, which include NIMBT and its NIFA series. The Core Equity Team of NIFA manages the firm’s assigned portion of the SCEF. The team is led by David E. Reidinger, Managing Director and Head of U.S. Core Equity. The other members of the team are Christopher S. Adams, CFA, Michael S. Morris, CFA, Donald G. Padilla, CFA, and Christina Van Het Hoen. Messrs. Adams, Morris and Padilla, who each hold the title of Managing Director and Senior Portfolio Manager - U.S. Core Equity, have each served as portfolio managers of the firm, through a predecessor firm, for at least five years. Ms. Van Het Hoen holds the title of Senior Vice President and Portfolio Manager - U.S. Core Equity, and began serving as portfolio manager for the Small Cap Equity Fund in July 2024. Ms. Van Het Hoen joined NIFA (f/k/a DIFA) in July 2021 as a Vice President and Senior Equity Analyst, and prior to NIFA, she was a Fixed Income Associate at Capital Group, where she served for more than five years. More information about NIFA is provided in Appendix B.

Description of the NIFA Agreement. The NIFA Agreement became effective on December 1, 2025, and NIFA began providing services to the SCEF on December 1, 2025. A Prospectus Supplement disclosing the Transaction and the NIFA appointment was filed with the SEC on September 30, 2025. This description of the NIFA Agreement is qualified in its entirety by the NIFA Agreement, which is included in Appendix C. The terms of the NIFA Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the SCEF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and/or (3) certain provisions related to the use of Nomura affiliates.

The NIFA Agreement will continue in effect for an initial term of two years. Thereafter, the NIFA Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the SCEF, and also, in either event, if approved by a majority of the Independent Directors.

Under the NIFA Agreement, NIFA manages the assets of the SCEF that are allocated to it by the Adviser. NIFA has discretion pursuant to the NIFA Agreement to purchase and sell securities for its allocated segment of the SCEF’s assets in accordance with the SCEF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to NIFA. Although NIFA is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The NIFA Agreement recognizes that NIFA may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The NIFA Agreement also provides that NIFA will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, with respect to transactions NIFA effects on behalf of the SCEF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the SCEF’s performance with respect to NIFA’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that NIFA normally makes available to its institutional investors or other customers.

The NIFA Agreement does not protect NIFA against liability to the SCEF or to the SCEF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, or breach in the performance of its duties, or its reckless disregard of its obligations and duties under the NIFA Agreement.

The NIFA Agreement will terminate automatically with respect to the SCEF upon assignment or upon the termination of the SCEF’s Advisory Agreement with the Adviser. The NIFA Agreement may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the SCEF, on sixty (60) days’ written notice to NIFA; (2) the Adviser, immediately upon written notice to NIFA; or (3) NIFA on ninety (90) days’ written notice to the SCEF and the Adviser.

Further Information. More information about NIFA is included in Appendix B. The above information on the NIFA Agreement is only a summary and is qualified in its entirety by reference to the text of the NIFA Agreement, which is included in its entirety in Appendix C. Copies of the NIFA Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

II.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the SCEF may engage in brokerage transactions with brokers that are affiliates of the Adviser or the SCEF’s sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the SCEF’s sub-advisers. For the fiscal year ended December 31, 2024, the SCEF did not engage in affiliated brokerage transactions.

Shareholder Communications. The Board has provided a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Director, the communication should be submitted in writing to Melanie Childers, Vice President - Fund Operations and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Board or the specified Director(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the SCEF share the same address, and the Trust or your broker or bank (for “street name” accounts) have received consent to household material, then the Trust or your broker or bank may have sent to your household only one copy of the Notice of Internet Availability of Information Statement, unless the Trust or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Notice of Internet Availability of Information Statement, the Trust will deliver promptly a separate copy of the Notice of Internet Availability of Information Statement to you upon written or oral request.

To receive a separate copy of the Notice of Internet Availability of Information Statement, or if you would like to receive a separate copy of future notices of internet availability of information statements, information statements, proxy statements, prospectuses or annual and semi-annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). If you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Directors,

/s/ Melanie Childers
Melanie Childers
Vice President – Fund Operations and Secretary of the Trust

December 19, 2025

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF THE

SMALL CAP EQUITY FUND

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of November 28, 2025 (Percentage of shares owned rounded to nearest whole percentage)
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	9,722,520.351	62%
Small Cap Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	2,156,894.547	14%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	2,003,677.812	13%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 819109 Dallas, TX 75381-9109	5,115,918.266	17%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,051,258.188	17%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 819109 Dallas, TX 75381-9109	3,857,866.665	13%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	3,249,136.965	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 819109 Dallas, TX 75381-9109	3,101,104.735	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Moderately Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	2,224,388.040	8%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 819109 Dallas, TX 75381-9109	2,058,744.543	7%

A-1

APPENDIX B

MORE INFORMATION ABOUT NOMURA INVESTMENTS FUND ADVISERS (“NIFA”)

Nomura Investments Fund Advisers (“NIFA”), 601 Market Street, Philadelphia, Pennsylvania 19106, is a series of Nomura Investment Management Business Trust (“NIMBT”), a Delaware statutory trust which is registered with the U.S. Securities and Exchange Commission as an investment adviser. NIMBT is a subsidiary of Nomura Holding America Inc. (“NHA”), which is a wholly owned subsidiary of Nomura Holdings, Inc., a publicly traded Japanese company. Nomura Asset Management (“NAM”) is part of the Investment Management Division of the Nomura Group, which provides integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. NAM primarily operates through several distinct investment managers, which include NIMBT and its NIFA series.

The table below lists the names and principal occupations for the principal executive officers of NIFA. The business address of each person listed in the table is the same as the address for NIFA.

Name	Principal Occupations
Shawn Lytle	President, Head of Public Investments, Executive Director
Gregory A. Gizzi	Executive Vice President, Head of US Fixed Income and Municipal Bonds, Executive Director
Alexander Alston	Senior Vice President, Co-Head of Private Placements, Division Director
Erik R. Becker	Senior Vice President, Senior Portfolio Manager, Division Director
Nathan A. Brown	Senior Vice President, Senior Portfolio Manager, Division Director
Erin Canon	Senior Vice President, Deputy Head of Business Management – Investments, Managing Director
Michael F. Capuzzi	Senior Vice President, US Chief Operating Officer, Division Director
Eugene Chiulli	Chief Financial Officer, Managing Director
Liu-Er Chen	Senior Vice President, Chief Investment Officer, Emerging Markets and Healthcare, Division Director
Anthony G. Ciavarelli	Senior Vice President, Associate General Counsel, Assistant Secretary, Division Director
David F. Connor	Senior Vice President, General Counsel, Public Investments Americas, Secretary, Division Director
Michael E. Dresnin	Senior Vice President, Associate General Counsel, Assistant Secretary, Division Director
Brad Frishberg	Senior Vice President, Chief Investment Officer, Global Listed Infrastructure, Division Director
Daniel V. Geatens	Senior Vice President, Head of US Fund Administration, Division Director
Derek L. Hamilton	Senior Vice President, Economist, Division Director
James L. Hinkley	Senior Vice President, Head of Special Products, Division Director
Kashif Ishaq	Senior Vice President, Senior Portfolio Manager, Division Director
Michael Kopfler	Senior Vice President, Chief Operating Officer, Equities & Multi-Asset, Division Director
Nik Lalvani	Senior Vice President, Team Lead-Large Cap Value, Division Director

Michael Q. Mahoney	Senior Vice President, Division Director, TA & Intermediary Services, Division Director
John P. McCarthy	Senior Vice President, Senior Portfolio Manager, Division Director
Carleen Michalski	Senior Vice President, Head of Global Product Development, Division Director
Susan L. Natalini	Senior Vice President, Chief Administrative Officer, Division Director
Aaron Norris	Senior Vice President, Head of Core Compliance, Managing Director
Terrance M. O’Brien	Senior Vice President, US Head of Quantitative and Markets Research, Division Director
Mansur Z. Rasul	Senior Vice President, Senior Portfolio Manager, Associate Director
Richard Salus	Senior Vice President, Global Head of Fund Services, Division Director
Daniel G. Scherman	Senior Vice President, Head of Equity Risk Analysis Group, Division Director
Emilia P. Wang	Senior Vice President, Associate General Counsel, Assistant Secretary, Division Director
Kathryn R. Williams	Senior Vice President, Deputy General Counsel, Assistant Secretary, Division Director
Robert Wolfangel, Jr.	Senior Vice President, Division Director
Marty Wolin	Senior Vice President, Chief Compliance Officer, Division Director
Jennifer Sator	Vice President, Executive Director
Aaron D. Young	Senior Vice President Senior Portfolio Manager, Division Director
Augustas Baliulis	Vice President, Associate General Counsel, Assistant Secretary, Vice President
Catherine DiValentino	Vice President, Associate General Counsel, Assistant Secretary, Associate Director
Aaron Buser	Vice President, Associate General Counsel, Assistant Secretary, Executive Director
Joseph A. Fiorilla	Vice President, Head of US Trading Operations, Equities & Multi-Asset, Associate Director
Stephen Hoban	Vice President, Controller, Executive Director
Gregory Ito	Treasurer, Managing Director
Francis Magee	Vice President, Head of US Valuations, Associate Director
Andrew McEvoy	Vice President, Associate Director of US Transaction Management, Associate Director
Ross Oklewicz	Vice President, Associate General Counsel, Assistant Secretary, Executive Director
Thomas Routhier	Co-Head of Private Placements, Executive Director
Philip A. Shipp	Vice President, Associate General Counsel, Assistant Secretary, Associate Director
Tracey Todd	Vice President, Associate General Counsel, Assistant Secretary, Executive Director
Lauren Weintraub	Vice President, Senior Equity Trader, Associate Director
Joseph Zalewski	Vice President, Senior Credit Analyst – Distressed Debt, Associate Director
William Hynes	Tax Officer

NIFA does not serve as investment adviser or sub-adviser to any registered investment companies not advised by GuideStone Capital Management, LLC which employ a similar approach to that utilized for the Small Cap Equity Fund.

APPENDIX C

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas (“Adviser”), and NOMURA INVESTMENTS FUND ADVISERS, a series of Nomura Investment Management Business Trust, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”). This Agreement shall become effective on the date of consummation of the announced transaction in which Nomura Holding America Inc. acquires the Sub-Adviser.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (“Board”), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.   Appointment. The Adviser and the Trust hereby appoint the Sub-Adviser as a discretionary investment manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.   Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.   Duties as Sub-Adviser.

(a)  Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines provided to Sub-Adviser with advance written notice and the policies and procedures adopted by the Trust or the Adviser that are applicable to the Sub-Adviser listed on Schedule B, as such Schedule B may be amended from time to time, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”), each of which the Sub-Adviser has advance written notice. The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and will provide advance written notice of such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as necessary for the Sub-Adviser to carry out its obligations under this Agreement, including the policies and procedures applicable to the Sub-Adviser listed on Schedule B hereto.

(b)  The Sub-Adviser’s authority hereunder shall include the power to buy, sell, and hold such securities and other instruments, to open accounts and execute trading agreements and any other reasonable and customary documents and representation letters on behalf of the Fund Account as the Sub-Adviser deems appropriate within the parameters and conditions of this Agreement. The Sub-Adviser agrees that, prior to (i) opening (or amending) any accounts, including prime brokerage and futures accounts with brokerage firms or other financial institutions and (ii) entering into (or amending) any ISDA master agreement, master repurchase agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto (such agreements collectively, “OTC Agreements”), or any related clearing agreements on behalf of the Fund, the Sub-Adviser shall notify the Fund’s accounting agent and administrator (“Administrator”), custodian bank (“Custodian”), and the Adviser of the existence and any pertinent terms of the account opening documents, prime brokerage, futures and other related agreements, OTC Agreements, and related clearing agreements. With respect to transactions involving derivative instruments and/or OTC Agreements, the Sub-Adviser agrees to provide Counterparty reports of the type described in Section 3(i). For purposes of this section, the term “Counterparty” includes a clearing broker, prime broker, dealer, foreign currency dealer, futures commission merchant, bank, or any counterparty to an OTC Agreement.

(c)  In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), for offering products or services that are incompatible with the Christian values of GuideStone Financial Resources, including, but not limited to, those involving alcohol, sexual immorality, tobacco or gambling. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account. For the avoidance of doubt, the list of prohibited companies provided by the Adviser, as may be amended or supplemented by the Adviser, shall constitute the complete list of prohibited companies, and the Sub-Adviser shall not implement any other program or methodology that adds to or subtracts from such list of prohibited companies when complying with the investment restriction imposed under this paragraph.

(d)  The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simult`aneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(e)  Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will upon request provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants(“FCMs”), and/or banks, and will update such list from time to time as necessary. To enable the Sub-Adviser to comply with this paragraph, the Adviser agrees that it will, upon request, provide the Sub-Adviser with a written list of the Trust’s affiliated persons (excluding the Fund’s sub-advisers) and principal underwriter, and their respective affiliated persons, and will update such list from time to time as necessary

(f)  In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(g)  The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Administrator with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. Notwithstanding the foregoing, the Sub-Adviser shall be able to retain copies of such records to the extent necessary to comply with the Sub-Adviser’s recordkeeping policies or regulatory obligations. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof, unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(h)  All transactions for the Fund Account will be consummated by delivery of assets to or from the Custodian, or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Fund’s Custodian and Administrator on a prompt basis of each purchase and sale of a portfolio security or other financial instrument specifying the name of the issuer or Counterparty, the description, terms and amount of shares or principal amount of the security or other financial instrument purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may reasonably be required. The Sub-Adviser shall arrange for the transmission to the Fund’s Custodian and Administrator on a daily basis such confirmation, trade tickets and other documents and information as may be reasonably necessary to enable the Custodian and Administrator to perform their administrative, recordkeeping and other responsibilities with respect to the Fund. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian in accordance with the foregoing, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser; provided, that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(i)   Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Fund’s Custodian and Administrator all trades and positions in the Fund Account daily (in such form and at such times as specified by the Fund’s Custodian and Administrator and/or the Adviser), including any trade it has entered into for which it has not received confirmation (and, with respect to transactions involving derivative instruments, shall also request each executing broker and Counterparty to deliver its own such transaction and position reporting), and any information related to any corporate action relevant to the investments of the Fund Account (in such form and at such times as specified by the Fund’s Custodian and Administrator). Unless otherwise specified by the Adviser, all trades shall be communicated by the Sub-Adviser to the Fund’s Custodian and Administrator by 10 a.m. Central Time on the business day following the trade date. The Sub-Adviser shall notify the Fund’s Custodian and Administrator immediately upon becoming aware of any trades not included in any previously transmitted trade communication.

(j)  The Sub-Adviser shall also reconcile daily all trades and positions (including cash) to the Fund’s official books and records, including without limitation, daily reconciliation of all open Custody positions (as defined below) (including cash) to the Custodian, and a daily reconciliation of all open Counterparty-Traded Positions (as defined below) to the Administrator. The Fund’s Administrator shall also conduct a reconciliation of Counterparty-Traded Positions (as defined below) as reported from executing brokers and Counterparties and the Sub-Adviser shall cooperate with the Fund’s Administrator in order to effect such reconciliation, including without limitation by arranging for access by the Fund’s Custodian and Administrator to such files and websites of the executing brokers and Counterparties. The Sub-Adviser shall work with the Fund’s Custodian and Administrator and/or the Adviser, as appropriate, to resolve all open reconciliation items on the same day that they are identified, including trade and position discrepancies, identified in such reconciliations. The Sub-Adviser shall also provide to the Adviser and its Custodian and Administrator a monthly (or such other frequency as may be requested by the Adviser) report detailing all the reconciliation activities outlined in this section, including details about each discrepancy and the plan for resolution. These reports shall be sent to the email address(es) provided by the Adviser to the Sub-Adviser. If a reconciliation does not identify any discrepancies, an email is still required providing evidence of reconciliation. For purposes of this Section 3(j), the term “Custody Positions” refers to all assets of the Fund, including cash, for which custody is maintained directly by the Fund’s Custodian and the term “Counterparty-Traded Positions” refers to all other assets of the Fund, including instruments traded via a Counterparty as defined in Section 3(b).

(k)  The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule C attached hereto, as such Schedule C may be amended from time to time, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(l)  In accordance with procedures adopted by the Board, as amended from time to time and provided in writing to the Sub-Adviser, the Sub-Adviser will upon reasonable request provide reasonable assistance to the Administrator and/or the Fund in their determination of the fair valuation of portfolio securities held in the Fund Account. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security or other asset or liability, its issuer or Counterparty (as applicable), its financial condition, trading and/or other relevant factors for valuation, which employees shall be reasonably available for consultation when the Board or the Valuation Committee of the Adviser convenes; (ii) assisting the Board, Adviser, the Custodian or the Administrator in obtaining bids and offers or quotes from broker-dealers or market-makers with respect to investments held in the Fund Account, upon the reasonable request of the Adviser, Custodian or Administrator; (iii) upon the request of the Board, Adviser, the Custodian or the Administrator, providing recommendations for pricing and fair valuations (including the methodology and rationale used in making such recommendation and such other relevant information as may be requested) of any portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service; and (iv) maintaining adequate records and written backup information with respect to the investments for which valuation assistance has been provided hereunder, and providing such information to the Board, Adviser or the Fund upon request. Additionally, the Sub-Adviser shall be responsible for obtaining valuations for derivative instruments from Counterparties and for providing that information (and any valuation determinations made by the Sub-Adviser) to the Fund’s Administrator and the Adviser for their consideration as the Administrator or Adviser may specify. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the fair value thereof. In those circumstances, approved fair valuation methodology may be utilized by the Sub-Adviser to recommend a price, at which time a fair valuation recommendation would be provided to the Adviser. Notwithstanding the foregoing, the Adviser and the Trust hereby acknowledge that the Sub-Adviser is not the pricing agent nor the valuation designee for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value.

(m)  The Sub-Adviser shall provide reasonable assistance as reasonably requested in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the reasonable request of the Trust or the Adviser, the Sub-Adviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser that are relevant to its activities under this Agreement, provide comments on such drafts on a timely basis and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser’s (or its affiliates) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(n)  As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to, upon the reasonable request of the Trust and with reasonable prior notice: (i) provide periodic certifications relating to the Sub-Adviser’s provision of portfolio management services hereunder, including that: (A) the Sub-Adviser is in compliance with all applicable “Federal Securities Laws,” as defined in Rule 38a-l under the 1940 Act; (B) the Sub-Adviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Adviser and its supervised persons; and (C) the Sub-Adviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation; and (ii) reasonably cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Adviser’s compliance controls. Upon request and reasonable prior notice, the Trust’s chief compliance officer shall have direct access to the Sub-Adviser’s chief compliance officer and compliance personnel, and the Sub-Adviser shall provide the Trust’s chief compliance officer with periodic reports and as necessary special reports in the event of compliance problems.

(o)  The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(o), it will provide the Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund. For the avoidance of doubt, the Trust and the Adviser consent to the Sub-Adviser’s affiliates within Nomura and third-party agents providing non-investment advisory services that enable Sub-Adviser to fulfill its duties and responsibilities in connection with this Agreement.

(p)  The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall make reasonable efforts to provide the Trust and the Adviser with any proof of claim it receives regarding class action claims or any other actions or proceedings in which the Fund may be entitled to participate involving any asset held in the Fund Account and shall reasonably cooperate with the Trust and the Adviser to the extent reasonably necessary for the Trust or the Adviser to pursue and/or participate in any such action. If the Trust or the Adviser identifies a security held or previously held by the Fund Account to the Sub-Adviser, the Sub-Adviser shall, to the extent commercially reasonable and legally permissible, inform the Trust and the Adviser if the Sub-Adviser had determined to participate or opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) related to that security.

4.   Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the applicable requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.   Proxies. The Sub-Adviser shall not vote proxies on behalf of the Trust.

6.   Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund. The Fund shall be responsible for its expenses.

7.   Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account. If, at any time after the date of this Agreement: (i) the Sub-Adviser enters into an agreement (that is not a renewal, extension of or an amendment of an existing agreement) to have the Sub-Adviser’s current portfolio management team to the Fund (i.e., the Small Cap Core team) provide investment advisory services to any other single mandate, unaffiliated investment company registered under the 1940 Act pursuant to a non-performance based fee and using investment strategies, guidelines, restrictions, and objectives substantially similar to those provided by the Sub-Adviser to the Fund pursuant to this Agreement, (ii) the value of the assets under management with respect to which the Sub-Adviser provides such services to such other investment company (either alone or together with other accounts of it and its affiliates) is equal to or less than the value of the Fund Account, and (iii) the Sub-Adviser is compensated for providing such services at an effective rate less than the effective rate calculated as set forth on Schedule A, then the Sub-Adviser shall promptly notify the Adviser of the foregoing in reasonable detail and, effective going forward as of the date of such notice, the rate set forth on Schedule A shall immediately and without requirement of further action (subject to any required approval or ratification by the Board) be deemed amended to reflect a fee schedule with an effective rate equal to the lower effective rate at which the Sub-Adviser is compensated by such other investment company.

8.   Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.   Indemnification.

(a)  The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under this Agreement.

(b)  The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the Trust’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under this Agreement.

(c)  The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under this Agreement.

(d)  The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under this Agreement.

(e)  The indemnification in this Section 9 shall survive the termination of this Agreement.

10.  Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)  The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)  The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act of 1933, as amended.

(c)  The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)  The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(e)  The Trust will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

11.  Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)  The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)  The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory agency or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

12.  Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)  The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Adviser reasonably determines could have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by applicable law, the Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Adviser further agrees to, upon request, review any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund and notify the Adviser or the Trust promptly if any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)  The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of or a summary of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator.

(c)  The Sub-Adviser has adopted a written code of ethics as required by Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Upon request, and within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board and the Adviser in writing any material amendments to its code of ethics; (iv) promptly furnish all pertinent information regarding any material violation of the Sub-Adviser’s code of ethics by: (A) its directors, officers and partners; or (B) any person at Sub-Adviser who has access to nonpublic information regarding: (I) the Fund’s purchase or sale of securities; (II) the portfolio holdings of the Fund; or (III) securities recommendations to the Fund; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)  The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually.

(e)  The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partner(s) or managing member, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if possible but in any event not later than as soon as reasonably practicable after such change. The Sub-Adviser agrees that it may bear all reasonable expenses of the Trust and Adviser, if any, arising out of the Sub-Adviser’s failure to notify the Trust and the Adviser as set forth herein.

(f)  The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request endeavor to provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance.

(g)  The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)  The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, with such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)  The Sub-Adviser agrees to promptly notify the Trust and the Adviser of trade errors made by the Sub-Adviser in connection with its management of the Fund Account.

(j)  The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund and the Adviser with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)  The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Trust and the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Adviser determines has had a material impact on its operations and that requires the Sub-Adviser to implement any procedures under such plan.

(l)  The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and, in the event the Sub-Adviser becomes aware of any network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in material disruption to operating systems including trading functions, or unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a “Cybersecurity Breach”), the Sub-Adviser will promptly take appropriate steps to contain or mitigate the Cybersecurity Breach, and will, without unreasonable delay, notify the Adviser and the Fund, unless such notification is prohibited by law enforcement or the Sub-Adviser’s regulator(s).

13.  Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.  Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information. The provisions of this Section 14 shall survive any termination of this Agreement. Notwithstanding the foregoing, the Trust and the Adviser consent to the Sub-Adviser sharing information relating to the Fund Account with its affiliates within Nomura and any of Sub-Adviser’s agents in connection with Sub-Adviser’s duties and responsibilities under this Agreement.

15.  Duration and Termination.

(a)  Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)  This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

(c)  This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)  This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)  This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

16.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

17.  Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub-Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.  Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.  Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.  Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information for the Fund, including, but not limited to, Registration Statements, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser to the extent such references to the Sub-Adviser and the services it provides to the Fund are consistent with the disclosures in the Fund’s Registration Statement that have been previously consented to by the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution. When using the Sub-Adviser’s name in marketing materials, the Adviser and Trust agree to refer to the Sub-Adviser as “Nomura Investment Fund Advisers”, “NIFA” or “Nomura”.

21.  No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.  Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.  Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn:  Melanie Childers, Vice President – Fund Operations and Secretary

Email:  melanie.childers@guidestone.org

All notices provided to the Sub-Adviser will be sent to:

Nomura Investments Fund Advisers

610 Market Street

Philadelphia, PA 19106

Attn:  Alexandra Parson and copy General Counsel

Email: alexandra.parson@nomura.com

[rest of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of December 1, 2025.1

GUIDESTONE FUNDS,

on behalf of the series of the Trust

listed on Schedule A

By:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Name: Brandon Pizzurro
Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Name: Melanie Childers

Title: Vice President – Fund Operations and Secretary

NOMURA INVESTMENTS FUND ADVISERS, a series of Nomura Investment Management Business Trust

By:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Name: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _

Title: _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

[1]	Original Agreement as of December 1, 2025.

C-16